UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

Clear Skies Solar, Inc

(Exact Name of Registrant as Specified in Charter)

Delaware	333-143695	30-0401535
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5020 Sunrise Highway, Suite 227 Massapequa Park, New York	11762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 809-0498

Clear Skies Holdings, Inc
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 6, 2008, Clear Skies Solar, Inc.’s (the “Registrant”, “our” or “we”) Board of Directors approved an amendment to the compensation terms of the Employment Agreement entered by and among Registrant and Ezra J. Green on December 20, 2007 (the “Employment Agreement”), pursuant to which Mr. Green serves as our Chief Executive Officer. Such amendment modifies Section 4 of the Employment Agreement to increase Mr. Green’s annual base salary to $250,000. All the other terms of the Employment Agreement remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Dated: February 11, 2008	By:	/s/ Arthur L. Goldberg
Name: Arthur L. Goldberg
Title: Chief Financial Officer